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                                                                    EXHIBIT 23.2



                     Consent of Goodwin, Procter & Hoar LLP







     We hereby consent to being named as counsel to Bay Apartment Communities, Inc. in its Registration Statement on Form S-3 (File No. 333-41511) and to the references therein to our firm under the caption "Legal Matters."





                                              /s/  Goodwin, Procter & Hoar LLP


                                              GOODWIN, PROCTER & HOAR LLP




Boston, Massachusetts
December 10, 1997